UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 28, 2019

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 16th Street, Suite 300, Denver, CO 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class (1)	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $.0001 par value	RGSE	None

(1)  The Registrant’s Class A common stock is currently registered pursuant to Section 12(b) of the Act. On March 12, 2019, The Nasdaq Stock Market LLC filed a Form 25-NSE with the Securities and Exchange Commission which delisted the Class A common stock from Nasdaq on March 22, 2019 and is expected to deregister the Class A common stock from Section 12(b) of the Act on June 10, 2019. The Registrant plans to register the Class A common stock under Section 12(g) of the Act before June 10, 2019.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2019 Nicolle Dorsey informed Real Goods Solar, Inc. (the “Company”) that effective June 7, 2019 she would be resigning from all positions with the Company, including her positions as Principal Accounting Officer and Controller of the Company, in order to pursue an opportunity in a new industry. Her departure is not the result of any issue or concern with the company’s accounting, financial reporting or internal control over financial reporting, nor the result of Ms. Dorsey’s contributions or performance while at the company.

Effective May 28, 2019, the Company’s Board of Directors appointed Alan Fine, age 65, as the Company’s Principal Accounting Officer while continuing to serve as the Company’s Chief Financial Officer and Chief Administrative Officer. Mr. Fine joined the Company in July 2014 as the Director of Commercial Accounting and Finance, was appointed the Company’s Treasurer and Principal Accounting Officer in October 2014 and was later appointed the Company’s Principal Financial Officer in February 2016, while continuing to serve as the Company’s Treasurer. Before joining the Company, he served as the Chief Financial Officer and Principal Accounting Officer of Roomlinx, Inc., a public company engaged in in-room guest entertainment systems servicing the hospitality industry, between August 2011 and June 2014. From May 2008 to June 2011, Mr. Fine served as the Chief Financial Officer and Director of Operations for Pearlstine Distributors, a privately held distributor of Anheuser Busch, Samuel Adams, Heineken, New Belgium and other craft beers to the Charleston, South Carolina market. From November 1997 to May 2000, he served as the Vice President of Finance at Colorado Greenhouse, an international producer of hydroponic tomatoes. Before that, Mr. Fine served as the Chief Financial Officer of Gold Coast Beverage Distributors, a beer and water wholesaler serving Southern Florida, from May 1994 to July 1997. Mr. Fine has a bachelor of science degree in accounting from Loyola College of Maryland, a bachelor of science degree in civil engineering from UMASS, Lowell and is a licensed certified public accountant in Pennsylvania.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Dennis Lacey
Dennis Lacey
Chief Executive Officer

Date: May 31, 2019